UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08518

                         Gabelli Gold Fund, Inc.

(Exact name of registrant as specified in charter)

    One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Gold Fund, Inc. Annual Report — December 31, 2016
Caesar M. P. Bryan
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) per Class AAA Share of the Gabelli Gold Fund, Inc. increased 53.5% compared with an increase of 74.1% for the Philadelphia Gold & Silver (“XAU”) Index. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Performance Discussion (Unaudited)

The price of gold ended the year at $1,152.27, a rise of $91.05 per ounce or 8.6% for the year. The gold price continued to fall during the fourth quarter as investors focused on the timing of interest rate increases in the U.S. and the continued strength of the economy and the dollar.

The largest contributor to performance in 2016 was Agnico Eagle Mines (7.0% of net assets as of December 31, 2016), a mid-tier gold producer with operations in Canada, Mexico, and Finland. The company has a strong balance sheet and low unit cash costs which allow it to complete new projects comfortably while continuing to return cash to shareholders in the form of a dividend. Additional contributors included Randgold Resources (8.1%), an African based gold mining company. Randgold’s currently producing properties are lower cost, enabling the company to be cash flow positive in most gold price environments; and Barrick Gold (3.0%), the largest gold mining company in the world. Barrick is currently organized into multiple operating units and has recently reduced total debt while commencing commercial production in their Saudi Arabian copper mine, increasing their future copper guidance.

Detractors from performance all suffered from a steady decline in gold prices, most significantly following the November 8 election. These included South African gold mining firm Gold Fields Ltd. (1.3%), one of the world’s largest gold mining firms, which declined on worries about capital allocation strategies after the company acquired a 50% stake in Australian based Gold Road Resources (1.0%); Integra Gold Corp. (0.6%), a junior gold exploration company focused on advancing projects on the high grade Lamaque South mine in Val-d’Or, Québec, showed operational underperformance on its primary asset, Pensaquito Mine. Finally, Belo Sun Mining Corp. (0.6%), the Canadian headquartered gold exploration and development company, saw a below average growth rate in the latter half of 2016 and delays in receiving its permit at its development project in Brazil.

Thank you for your investment in the Gabelli Gold Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(7/11/94)
Class AAA (GOLDX)	53.46%	(10.30)%	(1.25)%	9.48%	4.35%
XAU Index	74.08	(15.28)	(5.73)	2.50	(1.58)
Lipper Precious Metals Fund Classification	54.78	(13.60)	(3.29)	7.47	2.46
Standard & Poor’s (“S&P”) 500 Index	11.96	14.66	6.95	6.69	9.52
Class A (GLDAX)	53.52	(10.30)	(1.22)	9.50	4.36
With sales charge (b)	44.69	(11.36)	(1.80)	9.07	4.09
Class C (GLDCX)	52.45	(10.97)	(1.98)	8.72	3.87
With contingent deferred sales charge (c)	51.45	(10.97)	(1.98)	8.72	3.87
Class I (GLDIX)	53.97	(10.07)	(1.02)	9.65	4.45

In the current prospectuses dated April 29, 2016, the expense ratios for Class AAA, A, C, and I Shares are 1.62%, 1.62%, 2.37%, and 1.37%, respectively. See page 10 for the expense ratios for the year ended December 31, 2016. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Precious Metals Fund Classification reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1 % maximum contingent deferred sales change imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI GOLD FUND, INC. (CLASS AAA SHARES), LIPPER PRECIOUS METALS FUND

CLASSIFICATION, XAU INDEX, AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli Gold Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2016 through December 31, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2016.

	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period*

Gabelli Gold Fund, Inc.

Actual Fund Return
Class AAA	$1,000.00	$ 774.90	1.50%	$ 6.69
Class A	$1,000.00	$ 775.20	1.50%	$ 6.69
Class C	$1,000.00	$ 772.30	2.25%	$10.02
Class I	$1,000.00	$ 776.40	1.25%	$ 5.58
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.60	1.50%	$ 7.61
Class A	$1,000.00	$1,017.60	1.50%	$ 7.61
Class C	$1,000.00	$1,013.83	2.25%	$11.39
Class I	$1,000.00	$1,018.85	1.25%	$ 6.34

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2016:

Gabelli Gold Fund, Inc.

North America	67.7%
United Kingdom	20.0%
Australia.	9.6%

Africa	2.7%
Other Assets and Liabilities (Net).	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Gold Fund, Inc.

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value

	COMMON STOCKS — 98.8%
	Metals and Mining — 98.8%
	Africa — 2.7%
366,200	AngloGold Ashanti Ltd., ADR†	$5,389,372	$3,848,762
1,200,000	Gold Fields Ltd., ADR.	5,414,952	3,612,000

		10,804,324	7,460,762

	Australia — 9.6%
6,500,000	Gold Road Resources Ltd.†	2,733,527	2,697,173
927,079	Newcrest Mining Ltd.	21,577,344	13,312,854
1,276,227	Northern Star Resources Ltd.	1,925,823	3,333,989
4,450,000	Perseus Mining Ltd.†	3,579,845	1,027,446
3,745,000	Perseus Mining Ltd.†	975,234	905,366
4,827,272	Saracen Mineral Holdings Ltd.†	1,627,378	3,448,773
1,656,756	Westgold Resources Ltd.†	1,921,617	1,972,741

		34,340,768	26,698,342

	North America — 66.5%
462,432	Agnico Eagle Mines Ltd.	6,468,257	19,422,144
200,000	Alacer Gold Corp., New York†	471,165	336,000
800,000	Alacer Gold Corp., Toronto†	1,884,662	1,334,674
1,367,675	Alamos Gold Inc., Cl. A	9,678,342	9,354,897
5,500,000	Alexandria Minerals Corp.†(a)	965,100	245,783
616,500	Asanko Gold Inc., New York†	1,328,634	1,886,490
233,500	Asanko Gold Inc., Toronto†	503,221	716,508
1,624,232	AuRico Metals Inc., New York†	1,030,136	1,205,667
1,000,000	AuRico Metals Inc., Toronto†	634,229	752,244
299,650	B2Gold Corp., New York†	713,908	710,170
550,000	B2Gold Corp., Toronto†	1,206,049	1,306,745
521,361	Barrick Gold Corp.	8,594,363	8,331,349
3,250,000	Belo Sun Mining Corp.†	2,198,434	1,645,999
200,000	Centerra Gold Inc.,	821,097	936,953
350,000	Chesapeake Gold Corp.†	1,099,856	951,477
600,000	Comstock Mining Inc.†	1,161,322	157,800
1,400,000	Continental Gold Inc.†	2,436,036	4,587,942
620,000	Detour Gold Corp., New York†	7,794,317	8,438,200
90,000	Detour Gold Corp., Toronto†	1,131,433	1,226,008
2,400,000	Eastmain Resources Inc., New York†	1,654,488	912,000
1,175,000	Eastmain Resources Inc., Toronto†	810,010	446,319
467,500	Eldorado Gold Corp.†(a)	2,690,969	1,504,189
795,833	Eldorado Gold Corp., New York†	4,247,613	2,562,582
100,000	Eldorado Gold Corp., Toronto†	576,660	321,752
400,000	Fortuna Silver Mines Inc.†	1,715,303	2,260,000
244,700	Franco-Nevada Corp.(a)	6,599,423	14,631,152
553,800	Goldcorp Inc.	3,550,464	7,531,680
473,000	Golden Queen Mining Co. Ltd.†	231,169	285,354
1,500,000	Golden Queen Mining Co. Ltd.†(a)	959,844	904,927
2,000,000	Golden Queen Mining Co. Ltd., New York†	1,280,711	1,214,000

Shares		Cost	Market Value

477,000	Golden Queen Mining Co. Ltd., Toronto†	$305,450	$287,767
4,000,000	Integra Gold Corp.†	2,549,621	1,668,342
972,600	Klondex Mines Ltd., New York†	3,279,459	4,542,042
27,400	Klondex Mines Ltd., Toronto†	92,389	127,546
300,000	MAG Silver Corp., New York†	2,314,338	3,309,000
100,000	MAG Silver Corp., Toronto†	771,446	1,100,808
4,050,000	Mandalay Resources Corp.	3,426,638	2,413,138
1,400,000	Merrex Gold Inc.†(a)	716,883	229,397
1,000,000	Midas Gold Corp., New York†	420,549	643,800
1,950,000	Midas Gold Corp., Toronto†	820,071	1,263,546
337,871	Newmont Mining Corp.	14,399,107	11,511,265
450,000	Northern Dynasty Minerals Ltd., New York†	220,896	931,500
1,222,000	Northern Dynasty Minerals Ltd., Toronto†	599,854	2,521,089
1,870,850	OceanaGold Corp., New York	5,593,903	5,425,465
325,000	OceanaGold Corp., Toronto	971,761	946,449
1,235,000	Orezone Gold Corp.†	1,027,263	487,506
246,860	Osisko Gold Royalties Ltd.	3,480,164	2,406,731
601,800	Osisko Mining Inc.†	1,306,359	1,093,652
100,000	Petaquilla Minerals Ltd., New York†	91,327	1,844
2,440,000	Petaquilla Minerals Ltd., Toronto†(a)(b)	2,250,401	45,451
120,000	Pretium Resources Inc.†	1,258,925	988,800
10,600,000	Redstar Gold Corp.†	463,869	1,144,751
40,000	Richmont Mines Inc.†(a)	161,285	259,785
450,000	Richmont Mines Inc., New York†	1,816,418	2,925,000
50,000	Richmont Mines Inc., Toronto†	201,824	324,732
195,000	Royal Gold Inc.	10,564,224	12,353,250
600,000	SEMAFO Inc.†(a)	1,780,070	1,975,198
100,000	SEMAFO Inc., New York†	296,510	328,000
150,000	SEMAFO Inc., Toronto†	444,765	493,800
245,000	Silver Wheaton Corp.	5,373,881	4,733,400
490,000	Tahoe Resources Inc., New York	6,351,453	4,615,800
410,000	Tahoe Resources Inc., Toronto	5,200,821	3,862,883
100,000	TMAC Resources Inc.†	1,400,517	1,141,772
50,000	Torex Gold Resources Inc., New York†(a)	543,060	774,215
400,000	Torex Gold Resources Inc., Toronto†	5,814,822	6,193,721
1,200,000	Victoria Gold Corp., New York†	582,210	498,000
2,000,000	Victoria Gold Corp., Toronto†	970,350	834,171
3,041,000	Wesdome Gold Mines Ltd.†	3,665,558	4,733,691

		165,965,656	185,258,312

	United Kingdom — 20.0%
925,000	Acacia Mining plc	3,602,354	4,261,233
2,349,000	Centamin plc	2,333,984	4,009,471
1,160,500	Fresnillo plc	11,149,537	17,462,849
2,597,709	Hochschild Mining plc	5,111,367	6,771,037

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
	United Kingdom (Continued)
3,000,000	Hummingbird Resources plc†	$1,082,952	$674,743
295,900	Randgold Resources Ltd., ADR	2,164,038	22,589,006

		25,444,232	55,768,339

	TOTAL COMMON STOCKS	236,554,980	275,185,755

	WARRANTS — 1.2%
	Metals and Mining — 1.2%
	North America — 1.2%
87,500	Franco-Nevada Corp., expire 06/16/17†	0	883,048
475,000	Golden Queen Mining Warrants, expire 08/03/19†	202,333	48,518
1,222,000	Northern Dynasty Minerals Ltd., expire 06/15/21†	0	2,328,708
2,175,000	Redstar Gold Corp., expire 05/03/19†	51,378	125,418

	TOTAL WARRANTS	253,711	3,385,692

	TOTAL INVESTMENTS — 100.0%	$236,808,691	$278,571,447

	Other Assets and Liabilities (Net) — 0.0%		(18,584)

	NET ASSETS — 100.0%		$278,552,863

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the market value of Rule 144A securities amounted to $20,570,097 or 7.38% of total net assets.

(b)	At December 31, 2016, the Fund held investments in restricted securities amounting to $45,451 or 0.02% of net assets, which were valued as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/16 Carrying Value Per Share
2,440,000	Petaquilla Minerals Ltd., Toronto	01/25/11- 09/07/12	$2,250,401	$0.0186

†	Non-income producing security.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments, at value (cost $236,808,691)	$278,571,447
Cash	34,485
Receivable for Fund shares sold	2,429,295
Prepaid expenses	50,974
Dividends receivable	6,251

Total Assets	281,092,452

Liabilities:
Payable for investments purchased	167,392
Payable for Fund shares redeemed	1,967,196
Payable for investment advisory fees	229,623
Payable for distribution fees	49,486
Payable for accounting fees	7,500
Other accrued expenses	118,392

Total Liabilities	2,539,589

Net Assets (applicable to 21,336,176 shares outstanding)	$278,552,863

Net Assets Consist of:

Paid-in capital	$306,206,662
Accumulated net investment loss	(12,190,263)
Accumulated net realized loss on investments and foreign currency transactions.	(57,226,361)
Net unrealized appreciation on investments	41,762,756
Net unrealized appreciation on foreign currency translations	69

Net Assets	$278,552,863

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($160,658,512 ÷ 12,324,067 shares outstanding; 375,000,000 shares authorized)	$13.04

Class A:
Net Asset Value and redemption price per share ($16,005,628 ÷ 1,224,612 shares outstanding; 250,000,000 shares authorized)	$13.07

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.87

Class C:
Net Asset Value and offering price per share ($15,748,237 ÷ 1,303,694 shares outstanding; 125,000,000 shares authorized)	$12.08 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($86,140,486 ÷ 6,483,803 shares outstanding; 125,000,000 shares authorized)	$13.29

(a)	Redemption price varies based on the length of time held.

Statement of Operations
For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $164,017)	$3,742,595
Interest	4,678

Total Investment Income	3,747,273

Expenses:
Investment advisory fees	2,953,178
Distribution fees - Class AAA	477,951
Distribution fees - Class A	39,720
Distribution fees - Class C	139,374
Shareholder services fees	223,925
Shareholder communications expenses	109,266
Directors’ fees	109,000
Registration expenses	89,983
Custodian fees	61,265
Legal and audit fees	48,107
Accounting fees	45,000
Interest expense.	17,272
Miscellaneous expenses.	55,829

Total Expenses	4,369,870

Less:
Reimbursement for custody fees*	(202,836)

Net Expenses	4,167,034

Net Investment Loss	(419,761)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(2,379,412)
Net realized gain on foreign currency transactions	4,020

Net realized loss on investments and foreign currency transactions	(2,375,392)

Net change in unrealized appreciation/depreciation:
on investments	68,552,639
on foreign currency translations	40

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	68,552,679

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	66,177,287

Net Increase in Net Assets Resulting from Operations	$65,757,526

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment loss	$(419,761)	$(1,000,827)
Net realized loss on investments and foreign currency transactions	(2,375,392)	(25,693,024)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	68,552,679	(4,139,972)

Net Increase/(Decrease) in Net Assets Resulting from Operations	65,757,526	(30,833,823)

Distributions to Shareholders:
Net investment income
Class AAA.	(3,457,114)	—
Class A	(348,601)	—
Class C	(272,396)	—
Class I	(2,048,475)	—

Total Distributions to Shareholders	(6,126,586)	—

Capital Share Transactions:
Class AAA	22,520,166	(9,296,355)
Class A	7,030,802	(2,825,703)
Class C	8,686,946	981,877
Class I	38,904,819	4,075,732

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	77,142,733	(7,064,449)

Redemption Fees	30,091	632

Net Increase/(Decrease) in Net Assets	136,803,764	(37,897,640)
Net Assets:
Beginning of year	141,749,099	179,646,739

End of year (including undistributed net investment income of $0 and $0, respectively)	$278,552,863	$141,749,099

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)		Portfolio Turnover Rate
Class AAA
2016	$8.69	$(0.03)		$4.66	$4.63	$(0.28)	—	$(0.28)	$0.00	$13.04	53.5%	$160,659	(0.23)%	1.51	%(d)	14%
2015	10.57	(0.06)		(1.82)	(1.88)	—	—	—	0.00	8.69	(17.8)	93,630	(0.62)	1.62	(e)	18
2014	10.71	(0.10)		(0.04)	(0.14)	—	—	—	0.00	10.57	(1.3)	123,456	(0.78)	1.58		18
2013	21.99	(0.00	)(b)	(11.28)	(11.28)	—	—	—	0.00	10.71	(51.3)	138,147	(0.03)	1.57		4
2012	23.54	(0.06)		(0.95)	(1.01)	—	$(0.54)	(0.54)	(0.00)	21.99	(4.3)	324,798	(0.27)	1.48		5
Class A
2016	$8.71	$(0.02)		$4.67	$4.65	$(0.29)	—	$(0.29)	$0.00	$13.07	53.5%	$16,006	(0.12)%	1.51	%(d)	14%
2015	10.60	(0.06)		(1.83)	(1.89)	—	—	—	0.00	8.71	(17.8)	6,590	(0.61)	1.62	(e)	18
2014	10.73	(0.10)		(0.03)	(0.13)	—	—	—	0.00	10.60	(1.2)	11,334	(0.77)	1.58		18
2013	22.04	(0.00	)(b)	(11.31)	(11.31)	—	—	—	0.00	10.73	(51.3)	13,476	(0.03)	1.57		4
2012	23.60	(0.07)		(0.95)	(1.02)	—	$(0.54)	(0.54)	(0.00)	22.04	(4.3)	23,138	(0.28)	1.48		5
Class C
2016	$8.07	$(0.11)		$4.33	$4.22	$(0.21)	—	$(0.21)	$0.00	$12.08	52.5%	$15,748	(0.83)%	2.26	%(d)	14%
2015	9.90	(0.13)		(1.70)	(1.83)	—	—	—	0.00	8.07	(18.5)	5,466	(1.37)	2.37	(e)	18
2014	10.10	(0.18)		(0.02)	(0.20)	—	—	—	0.00	9.90	(2.0)	5,899	(1.52)	2.33		18
2013	20.89	(0.11)		(10.68)	(10.79)	—	—	—	0.00	10.10	(51.7)	5,386	(0.79)	2.32		4
2012	22.57	(0.22)		(0.92)	(1.14)	—	$(0.54)	(0.54)	(0.00)	20.89	(5.0)	14,642	(1.01)	2.23		5
Class I
2016	$8.85	$0.03		$4.73	$4.76	$(0.32)	—	$(0.32)	$0.00	$13.29	54.0%	$86,140	0.20%	1.26	%(d)	14%
2015	10.74	(0.04)		(1.85)	(1.89)	—	—	—	0.00	8.85	(17.6)	36,063	(0.37)	1.37	(e)	18
2014	10.85	(0.06)		(0.05)	(0.11)	—	—	—	0.00	10.74	(1.0)	38,958	(0.51)	1.33		18
2013	22.23	0.03		(11.41)	(11.38)	—	—	—	0.00	10.85	(51.2)	12,866	0.21	1.32		4
2012	23.74	(0.01)		(0.96)	(0.97)	—	$(0.54)	(0.54)	(0.00)	22.23	(4.1)	30,909	(0.03)	1.23		5

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended 2016, 2015, and 2013. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.50%,1.62%, and 1.56% (Class AAA and Class A), 2.25%, 2.36%, and 2.31% (Class C), and 1.25%,1.36%, and 1.31% (Class I), respectively. For the years ended December 31, 2014 and 2012, the effect of interest expense was minimal.

(d)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this year, the expense ratios would have been 1.43% (Class AAA and Class A), 2.18% (Class C), and 1.18% (Class I).

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Notes to Financial Statements

1. Organization. Gabelli Gold Fund, Inc. was incorporated on May 13, 1994 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset value of the Fund is determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Africa	$7,460,762	—	—	$7,460,762
Australia	13,385,488	$13,312,854	—	26,698,342
North America	185,211,017	—	$47,295	185,258,312
United Kingdom	55,768,339	—	—	55,768,339
Total Common Stocks	261,825,606	13,312,854	47,295	275,185,755
Warrants:
Metals and Mining
North America	883,048	2,502,644	—	3,385,692
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$262,708,654	$15,815,498	$47,295	$278,571,447

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held at December 31, 2016, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease accumulated net investment loss by $591,069 and increase accumulated net realized loss on investments and foreign currency transactions by $591,069, with an offsetting adjustment to paid-in capital.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

As of December 31, 2016, the tax character of distributions paid was ordinary income.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$1,791,534
Accumulated capital loss carryforwards	(56,945,452)
Net unrealized appreciation on investments and foreign currency translations	27,500,119

Total	$(27,653,799)

At December 31, 2016, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$2,607,811
Long term capital loss carryforward with no expiration	54,337,640

Total capital loss carryforwards	$56,945,451

During the year ended December 31, 2016, the Fund utilized capital loss carryforwards of $208,305.

At December 31, 2016, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$251,071,395	$60,567,396	$(33,067,344)	$27,500,052

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $110,726,641 and $39,721,164, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2016, the Distributor retained a total of $58,868 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund receives credits from a designated broker who agrees to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, the amount of such expenses paid through this directed brokerage arrangement were $0 and $3,464, respectively.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2016, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2016 was $1,175,771 with a weighted average interest rate of 1.27%. The maximum amount borrowed at any time during the year ended December 31, 2016 was $14,807,000.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	10,744,574	$160,742,846	2,955,549	$30,651,301
Shares issued upon reinvestment of distributions	269,501	3,379,541	—	—
Shares redeemed	(9,464,413)	(141,602,221)	(3,859,858)	(39,947,656)

Net increase/(decrease)	1,549,662	$22,520,166	(904,309)	$(9,296,355)

Class A
Shares sold	1,174,245	$17,694,695	350,507	$3,701,915
Shares issued upon reinvestment of distributions	23,888	300,272	—	—
Shares redeemed	(730,020)	(10,964,165)	(663,481)	(6,527,618)

Net increase/(decrease)	468,113	$7,030,802	(312,974)	$(2,825,703)

Class C
Shares sold	907,569	$12,666,506	280,268	$2,814,030
Shares issued upon reinvestment of distributions	21,179	246,100	—	—
Shares redeemed	(301,924)	(4,225,660)	(199,425)	(1,832,153)

Net increase	626,824	$8,686,946	80,843	$981,877

Class I
Shares sold	5,813,023	$87,794,087	3,614,087	$36,892,297
Shares issued upon reinvestment of distributions	136,376	1,742,887	—	—
Shares redeemed	(3,539,632)	(50,632,155)	(3,167,185)	(32,816,565)

Net increase	2,409,767	$38,904,819	446,902	$4,075,732

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Gold Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Gold Fund, Inc. (the “Fund”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2017

Gabelli Gold Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1994	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 77	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	—

Anthony J. Colavita Director Age: 81	Since 1994	36	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder, MD Director Age: 76	Since 1994	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 82	Since 1994	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 71	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

Daniel E. Zucchi Director Age: 76	Since 1994	2	President of Zucchi & Associates (general business consulting); Senior Vice President of Hearst Corp. (1984-1995)	Cypress Care LLC (health care) (2001-2009); Anduro Holdings Inc. (consumer packaging)

Gabelli Gold Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President Age: 65	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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GABELLI GOLD FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2016, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.284, $0.290, $0.214 and $0.323 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended December 31, 2016, 2.46% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 44.81% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.04% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2016, the Fund passed through foreign tax credits of $0.008, $0.008, $0.008, and $0.008 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2016 which was derived from U.S. Treasury securities was 0.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Daniel E. Zucchi

President,

Daniel E. Zucchi Associates

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Paul Hasting LLP

This report is submitted for the general information of the shareholders of the Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q416AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,399 for 2015 and $31,300 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,600 for 2015 and $3,700 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $6,480 for 2015 and $5,471 for 2016. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $37,638 for 2015 and $35,321 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Gold Fund, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/08/2017

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/08/2017

* Print the name and title of each signing officer under his or her signature.